UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 1, 2008
Navigant Consulting, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Other Jurisdiction of Incorporation)	001-12173 Commission File Number	36-4094854 (IRS Employer Identification No.)
30 S. Wacker, Chicago, IL 60606
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone number, including area code (312) 573-5600
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
As previously announced, Mr. Scott J. Krenz resigned as Executive Vice President and Chief Financial Officer and principal financial officer of Navigant Consulting, Inc. (the “Company”), effective August 1, 2008. The Company is conducting a search for a permanent Chief Financial Officer; in the interim Mr. David E. Wartner was appointed Interim Chief Financial Officer and principal financial officer, in addition to his roles as Vice President and Controller and principal accounting officer for the Company.

SIGNATURES
     Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Navigant Consulting, Inc.
Date: August 4, 2008
	By:	/s/ Richard X. Fischer
		Name:	Richard X. Fischer
		Title:	Vice President, General Counsel and Secretary